                                                                   Exhibit 10.30

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                      WARRANT TO PURCHASE PREFERRED STOCK
                                       of
                                  GETTHERE.COM



          This Warrant is issued to Northwest Airlines, Inc., a Minnesota corporation, or its registered assigns ("Holder") by GetThere.com, a California corporation (the "Company"), on August ___, 1999 (the "Warrant Issue Date").

          1.  Purchase Shares. Subject to the terms and conditions hereinafter
              ---------------
set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to that number of fully paid and nonassessable shares of Series C Preferred Stock of the Company set forth in Section 2 hereto, as constituted on the Warrant Issue Date (the "Preferred Stock").

          2.  Initial Number of Shares. This Warrant shall initially be
              ------------------------
exercisable for: (i) one million six hundred fifty thousand (1,650,000) shares of Preferred Stock if the Implementation Conditions (as defined in Section 4 hereto) are completed on or prior to the one year anniversary of the Warrant Issue Date, (ii) one million five hundred thousand (1,500,000) shares of Preferred Stock if the Implementation Conditions are completed after the one year anniversary of the Warrant Issue Date but on or prior to the date five hundred forty-seven (547) days after the Warrant Issue Date, or (iii) one million two hundred fifty thousand (1,250,000) shares of Preferred Stock if the Implementation Conditions are completed after the five hundred forty-seven (547) days after the Warrant Issue Date but on or prior to the second year anniversary of the Warrant Issue Date, subject to Section 4 hereof. The number of shares of Preferred Stock issuable pursuant to this Section 2 (the "Shares") shall be subject to adjustment pursuant to Section 9 hereof.

          If the Holder's Website, NWA.com, has not begun processing transactions utilizing the Company's Booking Engine by the dates set forth in
Section 2 above as a result of the Company's delay or failure to perform its obligations under the Licensing Agreement (including but not limited to the conditions contained in the Functional Requirements Document attached hereto as Attachment A), then each of the periods set forth in Section 2 above shall be
------------
extended for a number of days equal to the period of such delay or failure; provided, however, that any such extension of the periods set forth in Section 2 shall not be for more than ninety (90) days.

          3.  Exercise Price. The purchase price for the Shares shall be $5.125,
              --------------
as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

          4.  Exercise Period. This Warrant shall be exercisable, in whole or in
              ---------------
part, during the term commencing on the date that (i) Holder and the Company enter into an agreement on the terms and conditions set forth on Attachment B or
                                                                 ------------
such other terms mutually agreed upon by Holder and the Company (the "License Agreement") and (ii) the Holder's Website has begun processing transactions utilizing the Company's Booking Engine (such date hereinafter referred to as the "Vesting Date" and such conditions (i) and (ii) hereinafter referred to as the "Implementation Conditions") and ending at 5:00 p.m. on the fourth (4th) anniversary of the Warrant Issue Date (the "Expiration Date"); provided, however, that in the event of any sale, transfer, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company resulting in the transfer of 50% or more of the outstanding voting power of the Company (the "Acquisition"), upon the closing of such Acquisition the successor entity shall assume the obligations of this Warrant, and, if the Implementation Conditions have been satisfied prior to the consummation of the Acquisition, this Warrant shall be exercisable in whole or in part for the same securities or cash as would have been received for the Shares if the Holder had exercised the Warrant at or immediately prior to the closing of such Acquisition. If the Implementation Conditions have not been satisfied prior to the consummation of the Acquisition, the Holder's ability to exercise the assumed Warrant shall continue to be subject to such Implementation Conditions and the successor entity shall assume the obligations of the Company pursuant to the provisions of this Warrant and the Implementation Conditions.

          Notwithstanding the foregoing, the successor entity shall not be required to assume the obligations of this Warrant in the event that the Implementation Conditions have been satisfied and five percent (5%) or more of the value of the consideration to be received by the shareholders of the Company in an Acquisition is in the form of cash (the "Cash Acquisition"). If the Implementation Conditions have been satisfied and the Company proposes to enter into a Cash Acquisition, the Holder shall notify the Company within ten (10) days of receiving notice from the Company about the Cash Acquisition as to whether the Holder intends to exercise the Warrant pursuant to Section 6 hereto or by paying cash for the exercise price of the Warrant. If the Holder fails to notify the Company in the requisite time period, the Warrant shall be deemed to have been automatically exercised pursuant to Section 6 hereto immediately prior to the consummation of such Cash Acquisition and thereafter Holder shall participate in the Cash Acquisition as a holder of the Shares (or other securities issuable upon exercise of this Warrant) on the same terms as other holders of the same class of securities of the Company; and following the consummation of a Cash Acquisition, this Warrant and all rights hereunder shall terminate.

          In the event of a proposed Acquisition, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such event or transaction.

          5.  Method of Exercise. While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 2 and Section 30, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                 (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

                 (b) the payment to the Company by check or wire transfer of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          Upon receipt of such items, the Company shall issue to the Holder a certificate for the number of shares of Preferred Stock purchased. The Holder, upon exercise of the Warrant, shall be deemed to have become the holder of the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrant is exercised. In the event of any exercise of the rights represented by the Warrant, certificates for the shares so purchased shall be delivered to the Holder or its designee (with appropriate restrictive legends if applicable) within ten (10) days after receipt of such notice and, unless the Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Warrant and the underlying shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible, but in any event within such ten (10) day period.

          6.  Net Exercise. In lieu of exercising this Warrant pursuant to
              ------------
Section 5, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Preferred Stock computed using the following formula:

                         Y (A - B)
                         ---------
                    X =         A

     Where:    X =  The number of shares of Preferred Stock to be issued to the
                    Holder pursuant to this net exercise;

               Y = The number of Shares in respect of which the net issue election is made;

               A = The fair market value of one share of the Preferred Stock at the time the net issue election is made;

               B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 6, the fair market value of one share of Preferred Stock (or, to the extent all such Preferred Stock has been converted into the Company's Common Stock, the fair market value of one share of Common Stock) as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the ten (10) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the ten (10) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board), but if the Holder does not approve of the determination by the Board, then by a nationally recognized investment banking firm selected by the Company and approved by Holder which approval shall not be unreasonably withheld, which investment banking firm shall determine such value based on the Company as a going concern; provided, however, that if the Warrant is being exercised simultaneously with the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, the value will be the initial "Price to Public" of one share of such Preferred Stock (or Common Stock issuable upon conversion of such Preferred Stock) specified in the final prospectus with respect to such offering.

          7.  Representations and Warranties.
              ------------------------------

              A. Holder. The Holder hereby represents and warrants that:
                 ------

                 (a)  Authorization. The Holder has full power and authority to
                      -------------
enter into this Warrant and the Amendment and Waiver Agreement (as defined in Section 8 hereto), and this Warrant and the Amendment and Waiver Agreement constitute its valid and legally binding obligation, enforceable in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                 (b)  Purchase Entirely for Own Account. This Warrant is being
                      ---------------------------------
issued to such Holder in reliance upon such Holder's representation to the Company, which by such Holder's execution of this Warrant such Holder hereby confirms, that this Warrant, the Preferred Stock to be received by such Holder upon exercise of this Warrant and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, such Holder further represents that such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                 (c)  Disclosure of Information. The Holder further represents
                      -------------------------
that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrant, the securities underlying the Warrant, and the business, properties, prospects and financial condition of the Company.

                 (d)  Investment Experience. The Holder is experienced in
                      ---------------------
evaluating companies such as the Company and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Holder also represents it has not been organized for the purpose of acquiring the Securities.

                 (e)  Accredited Investor. The Holder is an "accredited
                      -------------------
investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                 (f)  Restricted Securities. The Holder understands that the
                      ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                 (g)  Further Limitations on Disposition. Without in any way
                      ----------------------------------
limiting the representations set forth above, such Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, provided and to the extent this Section is then applicable, and:

                      (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                      (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                      (iii) Notwithstanding the provisions of Paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Holder hereunder.

                 (h)  Legends. It is understood that the certificates evidencing
                      -------
the Securities may bear one or all of the following legends:

                      (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                      (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          B.     Company.  The Company hereby represents and warrants that:
                 -------

                 (a) The Company has full power and authority to enter into this Warrant, and this Warrant constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies;

                 (b) The Shares, when issued upon exercise of the Warrant, will be convertible at any time at the option of the holder of such Shares at the conversion price and by means of the conversion mechanisms set forth in the Amended and Restated Articles of Incorporation of the Company (the "Articles");

                 (c) The Shares are entitled to receive all conversion price adjustments that shares of stock of the same class and series as the Shares are entitled to receive under the Articles, irrespective of whether the Holder has exercised the Warrant at the time when any such conversion price adjustments are affected; and

                 (d) The Company is not in violation or default in any material respect of any provision of its Amended and Restated Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Warrant and the Amendment and Waiver Agreement (as defined in Section 8 hereto), and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          8.     Admission, Amendment, Waiver and Consent Agreement. Prior to
                 --------------------------------------------------
the issuance of this Warrant by the Company, Holder shall execute the Admission, Amendment, Waiver and Consent Agreement (the "AAWC Agreement") in the form attached hereto as Attachment C.
                   ------------

          9.     Issuance of Shares. The Company covenants that the Shares, when
                 ------------------
issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          10.    Adjustment of Exercise Price and Number of Shares. The number
                 -------------------------------------------------
of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                       (a)   Subdivisions, Combinations and Other Issuances. If
                             ----------------------------------------------
the Company shall at any time prior to the expiration of this Warrant subdivide its Preferred Stock, by split-up or otherwise, or combine its Preferred Stock, or issue additional shares of its Preferred Stock or Common Stock as a dividend with respect to any shares of its Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 10(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                       (b)   Reclassification, Reorganization and Consolidation.
                             --------------------------------------------------
In case of any reclassification, capital reorganization, or change in the Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 10(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Preferred Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. Notwithstanding the foregoing, in the event that the outstanding shares of Preferred Stock of this Company are converted into Common Stock upon the initial public offering of the Company, this Warrant shall become exercisable, subject to the terms and conditions of this Warrant, for shares of Common Stock.

                       (c)   Notice of Adjustment. When any adjustment is
                             --------------------
required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall issue a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to Holder. The Company shall give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

          11.    No Fractional Shares or Scrip. No fractional shares or scrip
                 -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

          12.    No Shareholder Rights. Prior to exercise of this Warrant, the
                 ---------------------
Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant. Notwithstanding the preceding language of this Section 12, the Company shall, twenty (20) days prior to amending the Amended and Restated Articles of Incorporation of the Company to adversely affect the rights, preferences, privileges or limitations of the Series C Preferred Stock, notify the Holder in writing and provide Holder with any information or materials provided to the holders of the Series C Preferred Stock regarding any such proposed amendment.

          13.    Transfers of Warrant. Subject to compliance with applicable
                 --------------------
federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon the prior written consent of the Company; provided however that consents for transfers to any parent company or subsidiary company of the Holder will not be unreasonably withheld. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices, (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer and (iii) such transferee's agreement in writing to be bound by and subject to the terms and conditions of this Warrant. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

          14.    Successors and Assigns. The terms and provisions of this
                 ----------------------
Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns.

          15.    "Market Stand-Off" Agreement. In connection with the initial
                 ----------------------------
public offering of the Company's securities, each holder of this Warrant agrees, upon request of the Company or the underwriters managing any such offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, including without limitation this Warrant, any shares of Series C Preferred Stock issued or issuable upon exercise of this Warrant and any shares of Common Stock issued or issuable in lieu of or upon conversion of such shares of Series C Preferred Stock (other than those included in the registration statement filed in connection with the offering), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of the registration statement filed in connection with the offering as may be requested by the underwriters. The holder of this Warrant agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 15.

          16.    Registration Rights. Pursuant to the AAWC Agreement, upon
                 -------------------
exercise of this Warrant, the Holder shall become a party to the Investor Rights Agreement for purposes of Sections 1, 2, 5.2, 5.4 through 5.9, 6, 7, 9 through 11, and 13 through 19, and the Holder specifically shall not be a party for
                                                   ---------
purposes of any other sections of the Investor Rights Agreement.

          17.    Amendments and Waivers. Any term of this Warrant may be amended
                 ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 17 shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

          18.    Notices. All notices required under this Warrant and shall be
                 -------
deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one (1) day after being sent, when sent by professional overnight courier service, or (iv) five (5) days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder set forth below (or at such other place as the Holder shall notify the Company hereof in writing):

                    Northwest Airlines, Inc.
                    5101 Northwest Drive
                    St. Paul, MN 55111-3034
                    Attn: Chief Financial Officer

                    With copy to:
                    Northwest Airlines, Inc.
                    5101 Northwest Drive
                    St. Paul, MN 55111-3034
                    Attn: General Counsel

          19.    Attorneys' Fees. If any action of law or equity is necessary to
                 ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

          20.    Captions. The section and subsection headings of this Warrant
                 --------
are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          21.    Governing Law. This Warrant shall be governed by the laws of
                 -------------
the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

          22.    Survival. The warranties, representations and covenants
                 --------
contained in or made pursuant to this Warrant shall survive the execution, delivery and exercise, if any, of this Warrant.

          23.    Reservation of Shares. The Company will at all times have
                 ---------------------
authorized and reserved a sufficient number of shares of Preferred Stock (and a sufficient number of Common Stock into which the shares of Preferred Stock underlying the Warrant are convertible at any time at the option of the holder of Preferred Stock) to provide for the exercise of the rights to purchase the shares of Preferred Stock and the conversion of such shares into Common Stock as provided in this Warrant and the Amended and Restated Articles of Incorporation of the Company.

          24.    Redemption. Except as specifically provided herein, the Warrant
                 ----------
is not redeemable by the Company at any time.

          25.    Severability. If any one or more of the provisions contained
                 ------------
herein, or the application thereof in any circumstance, is held invalid, illegal and unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          26.    Counterparts. The Warrant may be executed in any number of
                 ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          27.    Saturdays, Sundays, Holidays, Etc. If the last or appointed day
                 ---------------------------------
for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

          28.    Lost Warrant. The Company covenants to the Holder that, upon
                 ------------
receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of the lost, stolen destroyed or mutilated document.

          29.    Subsequent Warrants. The Company covenants that it will not
                 -------------------
issue warrants to other companies primarily engaged in the businesses of car rentals, hotel accommodations, airline travel and/or booking reservations for any of the preceding (the "New Warrant") that are more favorable than this Warrant with regard to (a) length of exercise period of the New Warrant; (b) exercise price of the shares for which the New Warrant is exercisable; or (c) number of shares for which the New Warrant is exercisable, unless the Company either receives the prior written consent of the Holder or amends the applicable provisions of this Warrant so that this Warrant becomes equivalent to the New Warrant with regard to (a), (b) and (c) of this Section 29; provided, however, that the Company shall have no obligation to comply with this Section 29 or to modify this Warrant in connection with any warrants issued after the date one
(1) year from the Warrant Issue Date.

          30.    Shareholders Agreement. Prior to the issuance of this Warrant,
                 ----------------------
the Holder shall execute an adoption agreement substantially of the form attached hereto as Attachment D (the "Adoption Agreement"), which Adoption
                   ------------
Agreement shall make the Holder a party to that certain Amended and Restated Shareholders Agreement dated May 10, 1999 as a "New Shareholder" pursuant to
Section 16(c) of such agreement upon exercise of this Warrant by the Holder.

          31.    Termination Date. This Warrant shall terminate, not be
                 ----------------
exercisable for any shares of Preferred Stock (or any other securities of the Company) and be null and void on the earliest of (i) the second year anniversary of the Warrant Issue Date (or the date after the second year anniversary if there was a date adjustment pursuant to Section 2 above), if the Implementation Conditions are not completed on or prior to such second year anniversary (or adjusted second year anniversary), (ii) the date when both the Holder and the Company consent in writing to terminate the Warrant, or (iii) the date four (4) years from the Warrant Issue Date (such earliest date shall herein be referred to as the "Termination Date").

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by an officer thereunto duly authorized.

                              GETTHERE.COM



                              By:
                                 ---------------------------------------
                                    Kenneth Pelowski
                                    Chief Financial Officer


                              NORTHWEST AIRLINES, INC.



                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                               NOTICE OF EXERCISE
                               ------------------

To:  GETTHERE.COM

          The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Series C Preferred Stock of
               GetThere.com, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

          OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 6 of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              ------------------------------------------


                              By:
                                 ---------------------------------------
                                 [NAME]

                    Address:
                              ------------------------------------------

                              ------------------------------------------

Date:
     -----------------

Name in which shares should be registered:


------------------------------------------